Exhibit 99.2

SCHEDULE 1

Schedule 1 sets forth the members of the board of directors of Karatage Opportunities.
Name	Business Address	Present Principal Occupation	Citizenship
Leo Kassam	4th Floor, Harbour Place, 103 South Church Street, Grand Cayman, Cayman Islands KY1-1002	Director	Cayman Islands
Laura Marie McGeever	4th Floor, Harbour Place, 103 South Church Street, Grand Cayman, Cayman Islands KY1-1002	Director	Cayman Islands

Exhibit 99.2
SCHEDULE 2

Schedule 2 sets forth the members of the board of directors of Karatage Capital Holdings (Jersey) Limited.
Name	Business Address	Present Principal Occupation	Citizenship
Jade Abigail Fellowes	Suite 121, Viglen House, Alperton Lane, Wembley, United Kingdom, HA0 1HD	Director	United Kingdom
Helen Anne Prince	Suite 121, Viglen House, Alperton Lane, Wembley, United Kingdom, HA0 1HD	Director	United Kingdom
Ryan John Taylor	13 Castle Street, St Helier, Jersey, JE2 3BT	Director	Jersey

Exhibit 99.2
SCHEDULE 3

Schedule 3 sets forth the members of the board of directors of Karatage Ventures (Jersey) Limited.
Name	Business Address	Present Principal Occupation	Citizenship
Jade Abigail Fellowes	Suite 121, Viglen House, Alperton Lane, Wembley, United Kingdom, HA0 1HD	Director	United Kingdom
Helen Anne Prince	Suite 121, Viglen House, Alperton Lane, Wembley, United Kingdom, HA0 1HD	Director	United Kingdom
Ryan John Taylor	13 Castle Street, St Helier, Jersey, JE2 3BT	Director	Jersey

Exhibit 99.2
SCHEDULE 4

Schedule 4 sets forth the members of the board of directors of Kivalina Investment Holdings Limited.

Name	Business Address	Present Principal Occupation	Citizenship
Amber Management Limited	Peveril Buildings, Peveril Square, Douglas, Isle of Man, IM99 1RZ	Director of Amber Management Limited	Isle of Man
Deborah Jane Anderson	Suite 121, Viglen House, Alperton Lane, Wembley, United Kingdom, HA0 1HD	Director of Amber Management Limited	Isle of Man
Claire Patricia Terry	13 Castle Street, St Heliesr, Jersey, JE2 3BT	Director of Amber Management Limited	Isle of Man

Exhibit 99.2
SCHEDULE 5

Schedule 5 sets forth the members of the board of directors of Renough Limited.
Name	Business Address	Present Principal Occupation	Citizenship
Michael Stewart Charmer	Peveril Buildings, Peveril Square, Douglas, Isle of Man, IM99 1RZ	Director	Isle of Man
Kevin Michael Goldie	Peveril Buildings, Peveril Square, Douglas, Isle of Man, IM99 1RZ	Director	Isle of Man
Janine Marie Cubbon	Peveril Buildings, Peveril Square, Douglas, Isle of Man, IM99 1RZ	Director	Isle of Man